UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUZZFEED, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 23, 2026
To My Fellow Shareholders:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders of BuzzFeed, Inc., which will be held virtually at https://www.cstproxy.com/buzzfeed/2026 on Tuesday, June 2, 2026 at 2:00 p.m. Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of shareholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report, and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet or by completing and returning the enclosed proxy card in the prepaid-postage envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

Jonah Peretti
Founder, CEO and Chairman of the Board
IMPORTANT
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, JUNE 2, 2026. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/BUZZFEED/2026.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seeks,” “should,” “target,” or “will,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These statements are not historical facts and are based on current expectations, estimates, and projections about our industry, our management’s beliefs, and certain assumptions made by our management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “2025 Form 10-K”), and our other filings with the Securities and Exchange Commission (the “SEC”), which are available on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com/, and on the SEC’s website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

BUZZFEED, INC.
50 West 23rd Street, 6th Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	Tuesday, June 2, 2026 at 2:00 p.m. Eastern Time

Place:	Virtually at https://www.cstproxy.com/buzzfeed/2026. There is no physical location for the Annual Meeting.

Items of Business:	1.Elect two Class II directors of BuzzFeed, Inc., to serve three-year terms expiring at the 2029 annual meeting of shareholders and until each such directors’ successor is duly elected and qualified.

2.Ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:	Only shareholders of record at the close of business on April 6, 2026 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

Participation in Annual Meeting:	We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at https://www.cstproxy.com/buzzfeed/2026. See “General Information About the Meeting” for additional information.

Voting:
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, see “Information About Solicitation and Voting—Voting Instructions; Voting of Proxies” beginning on page 3 of this proxy statement.
Each share of Class A common stock (“Class A Common Stock”) that you own represents one vote and each share of Class B common stock (“Class B Common Stock”) that you own represents 50 votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.buzzfeed.com/ or, if you are a registered holder, through our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.

This notice of the Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 23, 2026.

Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented.

By Order of the Board of Directors,

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary
New York, New York
April 23, 2026

BUZZFEED, INC.
PROXY STATEMENT FOR 2026 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before voting.
Meeting Agenda and Voting Recommendations

			BOARD’S RECOMMENDATION “FOR” this Proposal
PROPOSAL NO. 1

ELECTION OF DIRECTORS

We are asking our shareholders to elect two Class II directors for a three-year term expiring at the 2029 annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Name	Age	Director Since

Janet Rollé	64	December 2021

Adam Rothstein	54	December 2021

PROPOSAL NO. 2

			BOARD’S RECOMMENDATION “FOR” this Proposal
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to ratify the audit committee’s appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

GOVERNANCE AND BOARD HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our shareholders. The list below highlights our independent board and leadership practices, as discussed further in this proxy statement.
INDEPENDENT BOARD AND LEADERSHIP PRACTICES
•Majority of directors are independent (three out of four current directors)
•All committees of our board of directors are composed of independent directors
•Active lead independent director who is elected annually and has well-defined rights and responsibilities separate from the Chairman of our board of directors
•Our audit committee oversees the company’s risk management strategy, ensuring the company develops appropriate risk mitigation techniques around artificial intelligence, cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas

•Our nominating, corporate governance, and corporate responsibility committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters
•Our nominating, corporate governance, and corporate responsibility committee reviews the succession plans for our senior management
•Independent directors conduct regular executive sessions
•Directors maintain open communication and strong working relationships with one another and have regular access to our management
•Directors conduct an annual board of directors and committee self-assessment process
•Board of directors adheres to related party transaction standards for any direct or indirect involvement of a director in the company’s business activities

BUZZFEED, INC.
50 West 23rd Street, 6th Floor
New York, New York 10010
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
April 23, 2026

MATERIALS PROVIDED TO YOU AND INFORMATION ABOUT SOLICITATION AND VOTING
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors of BuzzFeed, Inc., a Delaware corporation (“BuzzFeed,” “we,” “us,” “our,” or the “company”), for use at our 2026 annual meeting of shareholders to be held virtually at https://www.cstproxy.com/buzzfeed/2026 on Tuesday, June 2, 2026 at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof (the “Annual Meeting”). The Notice of Internet Availability of Proxy Materials, this proxy statement for the Annual Meeting, and the accompanying form of proxy were first distributed and made available on the Internet to our shareholders on or about April 23, 2026. An annual report for the fiscal year ended December 31, 2025 is available with this proxy statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not intended to be incorporated into this proxy statement.

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Record Date; Quorum
Only holders of record of our Class A Common Stock or our Class B Common Stock at the close of business on April 6, 2026 (the “record date”) will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had 36,296,018 shares of Class A Common Stock and 1,342,709 shares of Class B Common Stock outstanding and entitled to vote. At the close of business on the record date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 3,053,759 shares of Class A Common Stock and 1,309,354 shares of Class B Common Stock at the Annual Meeting, representing approximately 66% of the voting power of the shares of our Class A Common Stock and Class B Common Stock outstanding on such date. For 10 days prior to, and during, the Annual Meeting, a complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose relating to the Annual Meeting at the online meeting location (https://www.cstproxy.com/buzzfeed/2026).
The holders of a majority of the voting power of the issued and outstanding shares of our Class A Common Stock and our Class B Common Stock entitled to vote at the Annual Meeting as of the record date, voting together as a single class, must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you have properly submitted (and not properly revoked) a proxy or if you are present and vote in person at the Annual Meeting.
All shares referenced in this proxy statement are presented on a post-reverse stock split basis, reflecting the 1-for-4 reverse stock split that the company effectuated on May 6, 2024.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at https://www.cstproxy.com/buzzfeed/2026.
•You may log in to the meeting platform beginning at 1:45 p.m. Eastern Time on June 2, 2026. The meeting will begin promptly at 2:00 p.m. Eastern Time.
•If you are a registered holder (i.e., on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), you will need your control number provided in your proxy materials to attend, electronically vote, and ask questions during the Annual Meeting at https://www.cstproxy.com/buzzfeed/2026. If you lose your control number, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2026, but you will not be able to vote or ask questions during the Annual Meeting.
•If you are a beneficial holder (i.e., on the record date, your shares were held in an account with a brokerage firm, bank, or other nominee), you may attend the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2026. Because the organization that holds your shares is considered the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your shares giving you the right to vote them at the Annual Meeting. If you obtain a valid proxy from such organization and you properly submit that legal proxy to our transfer agent, Continental Stock Transfer & Trust Company at cstproxy@continentalstock.com, you will be provided a control number, which you will need to electronically vote during the Annual Meeting. You will also need that control number in order to ask questions at the Annual Meeting. If you intend to obtain a control number, please provide your legal proxy to our transfer agent no later than Thursday, May 28, 2026. If you do not obtain a control number, or if you lose it, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2026, but you will not be able to vote or ask questions during the Annual Meeting.
•You will need a control number provided by Continental Stock Transfer & Trust Company to submit a question during the Annual Meeting. If you are a registered holder or a beneficial holder who has received a control number, and you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at https://

www.cstproxy.com/buzzfeed/2026, type your question into the “Submit a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, are irrelevant to the business of BuzzFeed, are derogatory or in bad taste, relate to pending or threatened litigation, are personal grievances, or are otherwise inappropriate, in each case, as determined by the chair of the Annual Meeting.
•If, during the meeting, we experience technical difficulties (e.g., a temporary or prolonged power outage) or another significant problem that disrupts the meeting, we will determine what action is appropriate in light of the circumstances (e.g., reconvening the meeting, whether promptly or on a later date). In any such situation, we will notify shareholders of the decision via https://www.cstproxy.com/buzzfeed/2026. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website or you may call (917) 262-2373 for assistance.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, each share of Class A Common Stock represents one vote and each share of Class B Common Stock represents 50 votes. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Shareholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the shareholder of record with respect to those shares. As a shareholder of record, you may vote at the Annual Meeting or vote through the Internet or by filling out and returning the proxy card included with your proxy materials.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Trustee, or Other Nominee. If, on the record date, your shares were held in an account with a brokerage firm, bank, trustee, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or otherwise provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the shareholder of record for purposes of voting at the Annual Meeting. Because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
How are my votes counted?
•Election of Directors: Our directors are elected by a plurality of the votes cast with respect to the election of directors, which means that the individual or individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR THE NOMINEE” or “WITHHOLD AUTHORITY FOR THE NOMINEE.”

•Ratification of the section of CBIZ CPAs P.C.: Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR” or “AGAINST” Proposal No. 2.

Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page

Proposal No. 1	The election of the Class II directors named in this proxy statement	FOR the nominees	20

Proposal No. 2	The ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	24

None of our non-employee directors or executive officers have any substantial interest in any matter to be acted upon except, in the case of Proposal No. 1, with respect to the directors so nominated.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1. For Proposal No. 2 abstentions will have the same effect as a vote “against” the proposal.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. If a broker chooses not to vote shares with respect to Proposal No. 1, it will have no effect on the proposal.

Voting Instructions; Voting of Proxies

Vote at the Meeting	Vote By Internet	Vote By Mail

If you are a registered holder, you may attend and vote at the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2026. You will need your control number provided in your proxy materials to vote during the Annual Meeting.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at
https://www.cstproxy.com/buzzfeed/2026.

If you are a beneficial holder, you may attend and the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2026. You may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. If you obtain a valid proxy from such organization, you will be provided a control number which you will need to vote during the Annual Meeting.

If you are a registered holder, you may vote prior to the Annual Meeting through the Internet. In order to do so, please follow the instructions shown on your proxy card.
If you are a beneficial holder, please follow the voting instructions the organization that holds your shares has enclosed or provided for you to use in directing it on how to vote your shares.

Complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to:
Beneficial Holders:
If Broadridge is the intermediary for your broker, bank, trustee, or other nominee, Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717
If an agent other than Broadridge is the intermediary for your broker, bank, trustee, or other nominee, the address provided in your proxy card
Registered Holders:
Attn: Proxy Services, Continental Stock Transfer, 1 State Street – SC-1, New York, New York 10004-1561
Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

If you are not certain whether you are a record holder or beneficial holder, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.
Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 1, 2026. Submitting your proxy, whether through the Internet or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the shareholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card through the Internet, or by mail. If you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Revocability of Proxies
A shareholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, trustee, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to our shareholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, e-mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our shareholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our shareholders. A copy of the Corporate Governance Guidelines is available free of charge on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, in the “Corporate Governance” section under “Documents & Charters.” The nominating, corporate governance, and corporate responsibility committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the board of directors and corporate governance.
Independence of Directors
The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent within the meaning of Nasdaq Listing Rule 5605(a)(2). In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, nominating, corporate governance, and corporate responsibility committees be independent. In addition:
•members of the audit committee must: (1) satisfy the independence criteria set forth in Rule 10A-3 of the Exchange Act; (2) not have participated in the preparation of our financial statements at any time during the three years prior to the determination; and (3) be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, each company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities; and
•members of the compensation committee must: (1) satisfy the independence criteria set forth in Rule 10C-1 of the Exchange Act and Nasdaq Listing Rule 5605(d)(2); and (2) be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.
Our board of directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning their background, employment, and affiliations, our board of directors determined that Gregory Coleman, Janet Rollé, and Adam Rothstein, representing three of our four current directors, are “independent directors” as defined under the applicable rules, regulations, and listing requirements of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee are independent and satisfy any relevant SEC and Nasdaq independence requirements for such committees.
Board of Directors and Committee Self-Evaluations
Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its shareholders. Based on an evaluation process recommended by our nominating, corporate governance, and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, our board of directors conducts an annual self-evaluation in order to determine whether the board of directors and its committees are functioning effectively. Our board of directors also periodically engage a independent third party to facilitate the distribution and analysis of detailed questionnaires.
Board Leadership Structure
The nominating, corporate governance, and corporate responsibility committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto. When the positions of chairperson and chief executive officer are held by the same person, our board of directors may designate a

“lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
Our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors and adjust our board leadership structure from time to time. Mr. Peretti, our Chief Executive Officer, is currently the Chairman of our board of directors. Our board of directors determined that having our Chief Executive Officer also serve as the chairperson of our board of directors provides us with optimally effective leadership and is in our best interests and those of our shareholders. Mr. Peretti founded, and has led, our company since its inception. Our board of directors believes that Mr. Peretti’s strategic vision for our business, his in-depth knowledge of our operations and the technology and media industry, and his experience serving on our board of directors and as Chief Executive Officer since our inception make him well qualified to serve as both chairperson of our board of directors and Chief Executive Officer.
Because Mr. Peretti serves in both these roles, our independent directors appointed a lead independent director, who has the roles and responsibilities described below under “—Lead Independent Director with Defined Roles and Responsibilities.”
Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and our other sound corporate governance policies and practices.
Lead Independent Director with Defined Role and Responsibilities
As noted above, our board of directors recognizes that in circumstances like ours where the positions of Chairman and Chief Executive Officer (“CEO”) are combined, a strong lead independent director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership.
The position of lead independent director at BuzzFeed comes with significant authority and responsibilities pursuant to our Corporate Governance Guidelines, including:
•calling meetings of the independent directors;
•presiding over executive sessions of the independent directors;
•serving as principal liaison between the independent directors and the chairperson of the board of directors;
•disseminating information to the rest of the board of directors;
•communicating with shareholders and other stakeholders on behalf of our board of directors and company under appropriate circumstances;
•providing leadership to the board of directors if circumstances arise in which the role of the chief executive officer and chairperson may be, or may be perceived to be, in conflict;
•reviewing and approving agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the board of directors; and
•performing other functions and responsibilities as requested by the board of directors from time to time.
Mr. Rothstein currently serves as our board’s lead independent director. Mr. Rothstein, who also chairs our board’s audit committee, has served as a member of our board of directors since the closing of the merger of BuzzFeed’s predecessor company (“Legacy BuzzFeed”) with 890 5th Avenue Partners, Inc. in December 2021 (the “business combination”). Given that he has been on our board since we became publicly traded and currently sits on the boards of directors of several other early- and mid-stage technology and media companies, Mr. Rothstein has a deep understanding of our business and the technology sector more broadly and, as such, our board of directors believes he is well qualified to serve as the lead independent director.

Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussions. As noted above, our lead independent director is the presiding director at these meetings.

Committees of Our Board of Directors
Our board of directors has established three standing committees: an audit committee, a compensation committee, and a nominating, corporate governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

	Audit Committee	Compensation Committee	Nominating, Corporate Governance, And Corporate Responsibility
Gregory Coleman
Jonah Peretti
Janet Rollé
Adam Rothstein

= Chairperson
= Member
A copy of the charters for each committee are available, without charge, upon request in writing to BuzzFeed, Inc., 50 West 23rd Street, 6th Floor, New York, New York 10010, Attn: Chief Legal & Compliance Officer and Corporate Secretary, or in the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, by clicking on “Documents & Charters” in the “Corporate Governance” section of our website.
Our board may also form new committees from time-to-time and, in March 2026, our board formed a special committee to provide advice and guidance to management in connection with material transactions proposed by management, the members of which are Messrs. Coleman and Rothstein (as Chairperson) and Ms. Rollé.
Committee members serve until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee is currently composed of Mr. Rothstein, who is the chairperson, and Mr. Coleman and Ms. Rollé and, assuming Mr. Rothstein and Ms. Rollé are re-elected, there are no changes anticipated following the Annual Meeting.
As noted above (see “—Board Leadership Structure” above), each member of our audit committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations for audit committee members.
Each member of our audit committee is also able to read and understand fundamental financial statements and is financially literate as required by the Nasdaq listing requirements. Further, our board of directors has also determined that Mr. Rothstein is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act and the Exchange Act (“Regulation S-K”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:
•reviewing and discussing with our management and our independent registered public accounting firm, our financial results and other public announcements regarding our operating results;
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements (see “Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm” below) and overseeing the work of that firm;
•ensuring the independence of the independent registered public accounting firm and assessing its qualifications and performance;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm (see “Proposal No. 2 Ratification of Appointment of Independent Registered

Public Accounting Firm—Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm” below);
•providing oversight over the design, integrity, implementation, adequacy, and effectiveness of our disclosure controls and procedures and our internal controls, including establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•reviewing with management our major financial risks and operational exposures, and the steps management has taken to monitor or mitigate them, including our procedures, related policies with respect to risk assessment and enterprise risk management, and procurement of insurance (see “—Risk Oversight—Our Board’s Role in Risk Oversight” below);
•overseeing our ethics and compliance program, including reviewing with management our Code of Conduct, reassessing its adequacy and recommending any proposed changes to our board for approval (see “—Code of Conduct” below) and reviewing with management our programs for promoting and monitoring compliance with legal and regulatory requirements; and
•reviewing related-party transactions in accordance with our related-party transactions policy (see “Certain Relationships and Related Party Transactions—Policies and Procedures for Related-Person Transaction” below).
Compensation Committee
Our compensation committee is currently composed of Mr. Coleman, who is the chairperson, and Ms. Rollé and, assuming Ms. Rollé is re-elected, there are no changes anticipated following the Annual Meeting.
As noted above (see “—Board Leadership Structure” above), each member of our compensation committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations for compensation committee member and is also a non-employee director within the meaning of Rule 16b-3 of the Exchange Act. Our board has also determined that Mr. Coleman also satisfies these requirements.
We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:
•establishing our overall compensation philosophy;
•approving the compensation of our chief executive officer and our other executive officers;
•reviewing, and recommending to our board of directors, the compensation of our non-employee directors;
•administering our cash- and equity-based incentive plans and our 401(k) plan;
•overseeing the development, implementation, and effectiveness of our strategies, initiatives, policies, and programs relating to human capital management, including with respect to the talent acquisition, retention and attrition, and diversity and inclusion (see “—Human Capital” below);
•reviewing with management our major compensation-related risk exposures and the steps management has taken to monitor or mitigate such exposures;
•reviewing and administering our stock ownership guidelines (see “—Stock Ownership Guidelines’) below; and
•reviewing and administering our policy for the recovery of erroneously awarded compensation adopted in accordance with the Exchange Act, a copy of which is filed as an exhibit to our 2025 Form 10-K.

Nominating, Corporate Governance, and Corporate Responsibility Committee
Our nominating, corporate governance, and corporate responsibility committee is currently composed of Ms. Rollé, who is the chairperson, and Mr. Coleman. Assuming Ms. Rollé is re-elected, there are no changes anticipated following the Annual Meeting.
As noted above (see “—Board Leadership Structure” above), each member of our nominating, corporate governance, and corporate responsibility committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations.
We have adopted a nominating, corporate governance, and corporate responsibility committee charter which outlines the principal functions of the nominating, corporate governance, and corporate responsibility committee, which include:
•identifying and recommending candidates for membership on our board of directors;
•making recommendations to our board of directors regarding the size, structure, and composition of the board and its committees;
•makes such recommendations to our board of directors with respect to its leadership structure (see “—Board Leadership Structure” above);
•reviewing the succession plans for our senior management positions and reporting its recommendations to our board of directors;
•advising our board of directors on corporate governance matters, including developing, and recommending to our board of directors, corporate governance principles (see “—Corporate Governance Guidelines” above);
•overseeing the process of annually evaluating the performance of our board of directors;
•reviewing proposed waivers of our Code of Conduct for directors and executive officers (see “—Code of Conduct” below); and
•assisting our board of directors in overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance (“ESG”) matters.
Our Board’s Oversight of Corporate Strategy
Our board of directors actively oversees our management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, periodic review of financial performance, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Risk Oversight
Our management has the day-to-day responsibility of assessing and managing our risk exposure, and our board of directors and its committees oversee those efforts.
Our Board’s Role in Risk Oversight
Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them, as described below. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, including those described below under “—Managements’ Role in Risk Oversight.”
Our board of directors oversees the financial, strategic, and operational risks we face, including those associated with our business strategy, significant litigation and regulatory exposures, and other matters that may present material risk to our financial performance, operations, plans, prospects, or reputation. The board also evaluates our management’s approach to addressing such risks. Our board of directors also evaluates the risks inherent in all significant transactions.

The full board has delegated responsibility for certain areas of risk to each of its standing committees:
•Audit Committee. In addition to its oversight of our disclosure controls, the audit committee has general oversight with respect to our major strategic, financial, operational, and security risk exposures, and has explicit oversight with respect to artificial intelligence, cybersecurity and other information technology risks, ethics and compliance-related risks, and legal and regulatory-related risks. Part of this oversight includes monitoring the steps our management has taken to assess and control these risk exposures, including any guidelines and policies governing the process by which management assesses risk and mitigates such assessed risks.
•Compensation Committee. The compensation committee reviews risk exposures associated with compensation programs and arrangements, including incentive plans.
•Nominating, Corporate Governance, and Corporate Responsibility Committee. The nominating, corporate governance, and corporate responsibility committee reviews risk exposures relating to corporate responsibility and sustainability, including ESG matters.
Our board (including its standing committees) receives detailed regular reports from, and regularly engages in discussion with, members of our management and other employees with respect to assessments, and potential mitigation of, the risks and exposures involved with their respective areas of responsibility. All significant actions of this nature which are done at the meeting level are reported to the full board.
Our board believes that a fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to monitor and control those risks, but also understanding what level of risk is appropriate. The involvement of the full board in reviewing our business and related risk exposures is an integral aspect of its assessment of our risk profile and appropriate level of risk. Our board appreciates the evolving nature of our business and industry, and is actively involved with monitoring new threats and risks as they emerge.
Managements’ Role in Risk Oversight
As noted above, our management is responsible for identifying, aggregating, monitoring, measuring, reporting, and managing risks. This includes developing guidelines and policies governing the process by which such actions are undertaken. We have internal management committees that support this process, including:
•Risk and Compliance Committee. The Risk and Compliance Committee (“RCC”) consists of executive officers and other senior delegates across all business functions within BuzzFeed and is co-chaired by our Chief Legal & Compliance Officer and Corporate Secretary, who reports to our Chief Executive Officer, and our Vice President, SOX Internal Controls, who reports to our Chief Financial Officer. The RCC serves as a forum to consider operational, compliance, and ethics risks comprehensively, and combat siloed, duplicative, or conflicting risk management programs.
•Disclosure Committee. The Disclosure Committee consists of executive officers and senior delegates across finance, legal, investor relations, communications, operations, and other business and editorial functions within BuzzFeed. The Disclosure Committee is responsible for, among other things, assisting our Chief Executive Officer and Chief Financial Officer in monitoring the integrity and effectiveness of our disclosure controls and procedures, which are part of, and therefore are uniformly aligned with, our risk oversight process.
Board and Committee Meetings and Attendance
During 2025, our board of directors met twelve times and acted by unanimous written consent six times; the audit committee met nine times; the compensation committee met five times and acted by unanimous written consent four times; and the nominating, corporate governance, and corporate responsibility committee met four times and acted by unanimous written consent three times. During the fiscal year ended December 31, 2025, each of our incumbent directors attended 100% of the aggregate of (i) the number of meetings of the board of directors held during the period in which he or she was a director and (ii) the number of meetings of the committees on which he or she served. During the time Ms. Acharia served as a director, she attended less than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period in which she was a director and (ii) the number of meetings of the committees on which she served.

Board Attendance at Annual Shareholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of shareholders. At our 2025 annual meeting of shareholders, all directors were in attendance.

Communication with Directors
Shareholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or lead independent director) may do so by letters addressed to the attention of our Corporate Secretary.
This process assists our board of directors in reviewing and responding to shareholder communications. The board of directors has instructed the Corporate Secretary to review correspondence directed to the board of directors and, at his discretion, to forward items that he deems to be appropriate for the board of directors’ consideration. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
BuzzFeed, Inc.
c/o Chief Legal & Compliance Officer and Corporate Secretary
50 West 23rd Street, 6th Floor
New York, New York 10010
Code of Conduct
We have adopted a code of ethics—our Code of Conduct—that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Conduct. Our Code of Conduct is posted on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, in the “Corporate Governance” section under “Documents & Charters.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.
Policy for the Recovery of Erroneously Awarded Compensation
We have adopted a Policy for the Recovery of Erroneously Awarded Compensation that provides for the recovery of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. A copy of our Policy for the Recovery of Erroneously Awarded Compensation was filed as Exhibit 97.1 to our 2025 Form 10-K.
During the fourth quarter of the year ended December 31, 2025, the Company identified an immaterial classification and disclosure misstatement related to the presentation and disclosure of restricted cash in its previously issued consolidated financial statements for the years ended December 31, 2024 and 2023. Specifically, the restricted cash amounts were not previously presented or disclosed in the consolidated financial statements. SEC Regulation S-X, Rule 5-02(1), requires registrants to separately disclose cash and cash items which are restricted as to withdrawal or usage. The Company evaluated the misstatement and concluded that it was not material to its previously issued interim and annual consolidated financial statements.
The compensation committee is scheduled to evaluate the impact of the restatement on incentive-based compensation under the Policy for the Recovery of Erroneously Awarded Compensation during its next regularly scheduled meeting, and expects to determine that no recovery is required, as the restatement did not affect the financial reporting measures used to determine such compensation.
Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted a Securities Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by the company, our directors, officers, employees, consultants, contractors, freelancers, and certain affiliated or associated entities, including their immediate family members. This policy is designed to promote compliance with insider trading laws, rules, and regulations, as well as the Nasdaq listing requirements. A copy of our Securities Trading Policy was filed as Exhibit 19.1.1 to our 2025 Form 10-K or in the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, by clicking on “Documents & Charters” in the “Corporate Governance” section of our website.

Policy Prohibiting Insider Trading, Hedging and Pledging
Our Securities Trading Policy also prohibits our directors and officers and the other persons to which it applies from (1) engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging and (2) holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our chief legal officer involving the pledge our securities as collateral for a loan by someone who clearly demonstrates the ability to repay the loan without selling such securities.
Equity Grant Procedures
The compensation committee is the primary body responsible for approving equity awards, with limited delegation to the chief executive officer for non-executive personnel. All equity awards were made in accordance with the BuzzFeed’s 2021 Equity Incentive Plan (the “2021 Plan”). Although we do not have a formal policy with respect to the timing of our equity awards and do not take material public information into account when determining the timing and terms of such awards, when granting equity awards, the compensation committee considers the timing, pricing, and conditions to mitigate risks of stock price manipulation or conflicts of interest.
During the fiscal year ended December 31, 2025, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Stock Ownership Guidelines
In order to align the interests of our management and our board of directors with those of our shareholders, we believe that every executive officer and director should maintain a meaningful ownership stake in the company. Accordingly, in December 2022, our board of directors adopted guidelines providing that: (1) our chief executive officer is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual base salary; (2) each other executive officer is expected to beneficially own shares of our common stock with a value at least equal to two times his or her then-current annual base salary; and (3) each of our non-employee directors is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual retainer. Unvested restricted stock units representing the right to receive shares of our Class A Common Stock (“RSUs”) are counted for purposes of determining compliance with these guidelines.
The individuals subject to these guidelines are expected to accumulate the required stock within five years (so that any person who has been subject to the guidelines since the date on which these guidelines were adopted in 2022 should be in compliance by 2027, and any person who subsequently becomes subject to them (e.g., upon their election as an executive officer or non-employee director) has five years from the date on which they become subject to them to be in compliance). Further, if any such executive does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 50% of the net shares received upon exercise of options or upon the vesting of RSUs, and if any such director does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 100% of the net shares received upon the vesting of RSUs.
None of our executive officers or non-employee directors have been subject to the guidelines for five or more years.
Human Capital
At BuzzFeed, we are committed to a structure that promotes effective policy and decision making at both the board of directors and management level. Currently, the board and its committees review, and discuss with our management, matters related to human capital, including talent development, workplace culture, and compensation and benefits.
Our Employees
We consider the management of our global talent to be essential to the ongoing success of our business. As of December 31, 2025, we had 507 employees located across five countries. As of December 31, 2025, approximately 14.6% of our employees were unionized, with certain employees associated with BuzzFeed Canada, Inc. in Canada belonging to the Canadian Media Guild, and certain employees associated with HuffPost in the U.S. belonging to the Writers Guild of America, East.

We are focused on supporting our employees across the full employee lifecycle from recruitment to onboarding through ongoing development, and have implemented programs designed to support both career satisfaction and overall wellness. We offer access to a range of wellness services addressing mental health, family support, child care, and other areas.
Our Culture
At BuzzFeed, we value openness and collaboration, experimentation and growth, and diversity of thought and experience. This is demonstrated through our content, as well as in the way we work together within the company. We aspire to provide outstanding people experiences through our workplace practices, benefits, employee programs, communication, and diversity.
•We believe in having a direct relationship between employees and management where ideas are shared and both work together toward a common purpose.
•We believe in the principle of equal pay for equal work and having compensation programs that provide for such equality.
•We believe in treating each other respectfully and employing principles of fairness when concerns or problems arise.
•We are committed to demonstrating diversity of thought, background, and experience across all functions and levels.
•We believe in supporting the wellness of our employees and their dependents, in championing progressive changes where needed, and adjusting our policies to address the changing needs of employees.
•We believe that people should be able to bring their whole self to work, and feel that the workplace is supportive and inclusive.
Diversity, Inclusion, and Belonging
At BuzzFeed, we value Diversity, Inclusion & Belonging (“DI&B”) and strive to weave this value into everything we do. We attract a diverse group of employees that reflect the world we are trying to reach through our content and we welcome the unique skills, experiences, and backgrounds each employee brings to the table every day.
As of December 31, 2025, Black, Indigenous and People of Color (“BIPOC”) employees constituted 38% of our employee population. In addition, 64% of our employee population identifies as female. As an organization, we remain committed to creating equal opportunities for all and supporting an inclusive environment for the free expression and creativity of our workforce. Our DI&B initiatives, as well as our six employee resource groups, serve as key assets for our diverse population, providing culturally-relevant training, community networking and volunteer opportunities, among other projects.
We continually refine our approach to hiring, training, career development, and education to support our mission of DI&B. Our recruiting team continues to be intentional about our diversity strategy to ensure that the company hires and retains talent with diverse perspectives and backgrounds. In the recruitment and hiring process, we also emphasize educating all team members involved about internal and unconscious biases and how to overcome them, and ensuring that all job descriptions and interview processes are inclusive and accessible. BuzzFeed is committed to increasing the representation of diverse employees and we have concentrated our efforts to both advance and retain current diverse employees.
We are committed to ensuring our culture allows employees to bring their authentic selves to work every day. We want all employees to feel safe and supported.
In 2025, we continued to develop and launch key educational opportunities, including Identity and Allyship training, and host a myriad of Heritage Month educational events, learning opportunities, and social events sponsored by the DI&B team, BuzzFeed employee resource groups, and the DI&B Council.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating, corporate governance, and corporate responsibility committee in accordance with the committee’s charter, our second amended and restated certificate of incorporation, as amended (our “certificate of incorporation”), our restated bylaws (our “bylaws”), and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating, corporate governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, shareholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting shareholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—shareholder Proposals and Nominations to be Included or Considered at Next Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced, and highly qualified board of directors, the nominating, corporate governance, and corporate responsibility committee is responsible for developing, and recommending to our board of directors, the desired qualifications, expertise, and characteristics of members of our board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and the Nasdaq listing requirements and the provisions of our certificate of incorporation, our bylaws, and the charters of the committees of our board of directors. In addition, neither our board of directors nor its nominating, corporate governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, corporate governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating, corporate governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

See below for the diversity matrix of our board of directors as of April 23, 2026:

Board Diversity Matrix (as of April 23, 2026)
Total Number of Directors: 4 directors
	Female	Male	Non-Binary	Did Not Disclosure Gender
Gender Identity
Directors	1	3	—	—
Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Vacancies on the Board of Directors
Our certificate of incorporation and our bylaws provide that the authorized number of directors may be set and changed only by resolution of our board of directors. Unless our board of directors determines that vacancies on the board of directors will be filled by our shareholders, such vacancies may be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy will hold office until the next election of the class to which such director has been assigned and until his or her successor is duly elected and qualified or until his or her earlier death, disqualification, resignation, or removal.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors currently consists of four directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting.
At the recommendation of our nominating, corporate governance, and corporate responsibility committee, our board of directors proposes that the nominees named below, who are currently serving as directors in Class II, be elected as a Class II directors for a three-year term expiring at the 2029 annual meeting of shareholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Our directors are elected by a plurality of the votes cast with respect to the election of directors. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. The nominees have consented to being named in this proxy statement and to serve if elected. Shares represented by proxies will be voted “FOR” the election of the nominees named below, unless the proxy is marked to withhold authority to so vote. If the nominees for any reason are unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Proxies may not be voted for more than one director.
The terms of office of directors in Class I and Class III do not expire until the annual meetings of shareholders held in 2028 and 2027, respectively.
Nominees to Our Board of Directors
The nominees and their ages, positions, and length of service on our board of directors as of the date of this proxy statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Position	Director Since
Janet Rollé (1)(2)(3)(4)	64	Director	December 2021
Adam Rothstein *(5)(6)	54	Director	December 2021
________
* Lead independent director
(1)Member of audit committee
(2)Chairperson of the nominating, corporate governance, and corporate responsibility committee
(3)Member of the compensation committee
(4)Ms. Rollé was a director of Legacy BuzzFeed from 2020 until the closing of the business combination
(5)Chairperson of the audit committee
(6)Mr. Rothstein was initially appointed to the board of directors pursuant to the terms of the Voting Agreement (as defined in, and further described below under, “Certain Relationships and Related Party Transactions - Voting Agreement”)
Janet Rollé has served as a member of our board of directors since the closing of the business combination and previously served as a member of the board of directors of Legacy BuzzFeed from October 2020 until the closing of the business combination. Ms. Rollé serves or has served on the board of directors for public, private and non-profit companies, including serving on the board of directors and audit committee for Hallmark Cards, Inc, the operator of a portfolio of businesses including the design and sale of greeting cards and gifts, the Crayola business, and cable networks and a streaming service, since 2021.

Since July 2023, Ms. Rollé has served as the Founder & CEO of Lacy Road Consulting, LLC, which provides Executive, Team, & Career Coaching to for- and non-profit companies and leaders. She received training through the Columbia Coaching Certification Program, a joint program of Columbia Business School Executive Education and Teachers College. Ms. Rollé is a Licensed provider of the NBI Thinking Preferences suite of assessments and is certified in Emotional & Social Intelligence through Daniel Goleman. Ms. Rollé served as the Chief Executive Officer & Executive Director of American Ballet Theatre (“ABT”) from January 2022 to June 2023. Prior to her appointment at ABT, Ms. Rollé served for over five years as the General Manager at Parkwood Entertainment LLC, an American management and entertainment company. Prior to that, Ms. Rollé was the Executive Vice President and Chief Marketing Officer for CNN Worldwide at Time Warner, Inc. (then-NYSE: TWX), Executive Vice President and Chief Marketing Officer for BET Networks Inc., Vice President and General Manager of AOL Inc. (then-NYSE: AOL), and Vice President of Programming Enterprises & Business Development at MTV Networks Inc.

From March 2021 to May 2023, Ms. Rollé served as a director of Skydeck Acquisition Corporation (then-NASDAQ: SKYA), a special purpose acquisition company. From August 2010 to December 2021, Ms. Rollé was also a director of Carver Bancorp, Inc. (NASDAQ: CRV), the holding company for Carver Federal Savings Bank.

Ms. Rollé holds an M.B.A. from Columbia University and a B.F.A. from Purchase College SUNY. We believe that Ms. Rollé is qualified to serve as a member of the board of directors due to her industry expertise from prior experience as an executive and director for numerous public and private communication and entertainment companies.

Adam Rothstein Adam Rothstein has served as a member of our board of directors since the closing of the business combination. Mr. Rothstein previously served as Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA) from September 2020 until the closing of the business combination, when it merged with Legacy BuzzFeed. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early stage investment fund, Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, and the Disruptive Technologies Opportunity Fund, a follow-on fund for Disruptive Technology Partners, which he co-founded in 2013, 2014, and 2018 respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners LLC, which is a consulting and investment vehicle. Mr. Rothstein currently holds additional public company board positions at Reservoir Media, Inc. (NASDAQ: RSVR) and Fathom Holdings Inc. (NASDAQ: FTHM). From May 2020 until March 2021, Mr. Rothstein was a sponsor and director of Roth CH Acquisition I Co. (NASDAQ: ROCH), a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on Nasdaq as PureCycle Technologies, Inc. (NASDAQ: PCT). From December 2020 until July 2021, Mr. Rothstein was a sponsor and director of Roth CH Acquisition II Co. (NASDAQ: ROCC), a special purpose acquisition company that merged with Reservoir Holdings, Inc. and in July of 2021, Mr. Rothstein was named a director, and a member of the audit committee, of Reservoir Media, Inc. (NASDAQ: RSVR), an independent music company. From March 2021 until February 2022, Mr. Rothstein was also a sponsor and director of Roth CH Acquisition III Co. (NASDAQ: ROCR), a special purpose acquisition company that merged with BCP QualTek HoldCo, LLC. From August 2021 to May 2023, Mr. Rothstein was also a sponsor and director of Roth CH Acquisition IV Co. (NASDAQ: ROCG), a special purpose acquisition company that merged with Tigo Energy, Inc., and is now publicly listed on Nasdaq as Tigo Energy, Inc. (NASDAQ: TYGO). From November 2021 to December 2024, Mr. Rothstein was a sponsor and director and member of the audit committee of Roth CH Acquisition V Co., (NASDAQ: ROCL), a special purpose acquisition company that merged with New Era Helium Corp. and is now publicly listed on Nasdaq as New Era Energy and Digital, Inc. (NASDAQ: NUAI). From August 2023 to December 2025, Mr. Rothstein was a sponsor and director and member of the audit committee of Roth CH Acquisition Co., (NASDAQ: USCT), a special purpose acquisition company that merged with SharonAI Inc. and is now publicly listed on Nasdaq as SharonAI Holdings, Inc. (NASDAQ: SHAZ). Mr. Rothstein has over 25 years of investment experience and currently sits on the board of directors of sporting teams, media companies and technology companies. Mr. Rothstein has also remained an Advisory Board Member Emeritus of the Leeds School of Business at the University of Colorado Boulder. Mr. Rothstein has a MPhil in Finance from the University of Cambridge and graduated summa cum laude with a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania. We believe that Mr. Rothstein is qualified to serve as a member of the board of directors due to his extensive investment experience and financial knowledge and experience as a director for numerous technology and media companies.

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since
Class I Directors:
Jonah Peretti (1)	52	Director	December 2021
Class III Directors:
Gregory Coleman (2)(3)(4)(5)	71	Director	December 2021
________

(1)Mr. Peretti was a director of Legacy BuzzFeed from 2006 until the closing of the business combination
(2)Member of the audit committee
(3)Chairperson of the compensation committee

(4)Member of the nominating, corporate governance, and corporate responsibility committee
(5)Mr. Coleman was initially appointed to the board of directors pursuant to the terms of the Voting Agreement

Jonah Peretti has served as our Chief Executive Officer and a member of our board of directors since the closing of the business combination and was previously Chief Executive Officer and a member of the board of directors of Legacy BuzzFeed since its formation in 2006. Prior to founding BuzzFeed, Mr. Peretti cofounded TheHuffingtonPost.com, Inc., a digital publisher of news, lifestyle and popular culture content, and served in various management roles there from the company’s founding until its sale to AOL Inc. in 2011. Mr. Peretti holds an M.S. from the Massachusetts Institute of Technology Media Lab and a B.S. in Environmental Science from University of California, Santa Cruz. We believe Mr. Peretti is qualified to serve as a member of our board of directors because of the historical knowledge, operational expertise, and continuity he brings to the company, as well as his industry experience.

Gregory Coleman has served as a member of our board of directors since the closing of the business combination. He is currently an Entrepreneur in Residence at Lerer Hippeau Ventures, an early-stage venture capital firm, and sits on numerous boards at the intersection of technology, media, and advertising, including BuzzFeed Japan (since April 2015), TuneIn Holdings, Inc., a global audio streaming service (since February 2021), LoopMe Ltd., a mobile advertising services provider (since May 2019), Botify SAS, a search engine optimization technology company (since February 2019), and Cadent, LLC, an independent platform for TV advertising and monetization (since March 2023). He formerly served on the boards of Tubular Labs, Inc., a provider of social video intelligence (from December 2019 until May 2022), media conglomerate Meredith Corp., from August 2020 until August 2023, commerce content monetization platform Skimlinks, Inc., from February 2019 until May 2021, and video marketing technology company Eyeview, Inc., from October 2018 until March 2020. Mr. Coleman was also Chief Executive Officer of Tubular Labs from May 2022 until its acquisition by Chartbeat in March 2023. Mr. Coleman served as the President of Legacy BuzzFeed from 2014 until 2017. Prior to that, was President of Criteo SA (NASDAQ: CRTO), President and Chief Revenue Officer of TheHuffingtonPost.com, Inc. and the Executive Vice President of Global Sales at Yahoo! Inc. (then-NASDAQ: YHOO). Mr. Coleman also served as President of Platform-A at AOL Inc. (then-NYSE: AOL), was Senior Vice President of Reader’s Digest Association, Inc. (then NYSE: RDA), President of U.S. Magazine Publishing, and as Vice President and National Sales Manager at CBS, Inc. (NASDAQ: PARA). Mr. Coleman attended the M.B.A. program at New York University and holds a B.S. in Business Administration from Georgetown University. He currently is an adjunct professor at New York University’s Stern School of Business, where he teaches a class on digital marketing and innovation. We believe that Mr. Coleman is qualified to serve as a member of the board of directors based on his extensive leadership and advisory experience relating to technology, media, and advertising.
Non-Employee Director Equity Compensation
Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our board of directors.

The compensation program adopted by our board of directors December 2021, a copy of which is filed as an exhibit to our 2025 Form 10-K, provides for the following:
Cash and Equity Compensation
Annual Retainers. The program provides an annual retainer of $50,000 to each of our non-employee directors. The chairs of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receive an additional annual retainer of $35,000, $25,000, and $25,000, respectively. Each non-chairperson member of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receives an additional annual retainer of $20,000, $15,000, and $10,000, respectively. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.
Equity Awards. The program also provides for equity awards to each of our non-employee directors. To date, the compensation committee has not established any formal guidelines for allocating the form of non-cash compensation; in the past the company has historically provided the non-cash compensation in the form of RSUs. The actual number of shares granted are equal to the applicable grant date value, divided by the average closing price of our Class A Common Stock over the 20 trading days immediately preceding the date of grant, and in four equal quarterly installments over a one-year period.
•Initial RSU Grant. Each non-employee director elected or appointed to our board of directors who is not a committee chairperson is granted an award on the date of his or her appointment to our board of directors having an aggregate grant date value of $225,000. The chair of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee is granted a RSU award on the date of his or her appointment or election to our board of directors having an aggregate grant date value of $250,000, $225,000, and $225,000, respectively.
•Annual RSU Grant. Following each annual meeting of shareholders, each non-employee director who is serving on our board of directors on, and will continue to serve on our board of directors immediately following, the date of such annual meeting, and who is not a committee chairperson, is granted an award having an aggregate grant date value of $125,000. In place of the standard annual grant of $125,000 the chair of our audit committee is granted an award having an aggregate grant date value of $175,000.
Non-employee directors receive no other form of remuneration, perquisites, or benefits. The board of directors or compensation committee has, from time to time, approved, and may in the future approve, discretionary, one-time awards to compensate non-employee directors for services performed outside the ordinary course of their duties. Non-employee directors are also reimbursed for their ordinary, reasonable, and necessary expenses incurred in the course of company business, including travel expenses related to attendance at board and committee meetings.
Non-Employee Director Compensation

The following table provides information for the year ended December 31, 2025 regarding all compensation earned by each person who served as a director for some portion or all of 2025, other than Mr. Peretti, the Chairman of our board of directors and our Chief Executive Officer, who is not included in the table below, as he is an employee and receives no compensation for his service as a director. The compensation received by Mr. Peretti, our only employee director, is shown in the “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards (1)(2) ($)		Option Awards (1) ($)	Total ($)
Angela Acharia	63,383	(3)	116,112		—	179,495
Gregory Coleman	105,000		116,112		—	221,112
Janet Rollé	110,000		116,112		—	226,112
Adam Rothstein	85,000		342,938	(4)	—	427,938
________
(1)The following table sets forth information regarding the aggregate number of shares of our Class A Common Stock underlying outstanding options and restricted stock unit awards held by our non-employee directors as of December 31, 2025.
(2)Amounts represent the aggregate grant date fair value of the RSUs awarded to our non-employee directors during 2025 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 18”). The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 9 of the notes to our consolidated financial statements included in the 2025 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors upon vesting of the RSUs. For each director, the number of RSUs granted was determined by dividing the value of the award to which he or she was entitled in accordance with our non-employee director compensation program (see “—Non-Employee Director Compensation—Equity and Cash Compensation” above) by the average closing price per share of our Class A Common Stock for the 20 trading days immediately preceding February 7, 2025 and November 25, 2025, while the grant date fair value of the RSUs reported in the Stock Awards column is equal to the product of such number of shares and the closing price per share of our Class A Common Stock on February 7, 2025 and November 25, 2025 (i.e., the dates of grants).
(3)Ms. Acharia’s service on our board ended November 4, 2025.
(4)In addition to the standard annual non-employee director grant, the compensation committee approved a one-time equity award to Mr. Rothstein in recognition of substantial additional services performed during the fiscal year, which required a significant time commitment beyond customary board duties. This non-recurring grant reflects the compensation committee’s determination to appropriately compensate such incremental contributions and does not modify the Company’s standard non-employee director compensation program.

Name	Number of Shares Underlying RSUs Held as of December 31, 2025	Number of Shares Underlying Options Held as of December 31, 2025
Angela Acharia	—	—
Gregory Coleman	—	—
Janet Rollé	—	—
Adam Rothstein	202,675	—
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR THE NOMINEES”
IN THE ELECTION OF THE CLASS II DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
On April 13, 2026, our audit committee approved the engagement of CBIZ CPAs P.C. (“CBIZC”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026. On that same date, Deloitte & Touche LLP (“Deloitte”), which served as our independent registered public accounting firm for the fiscal year ending December 31, 2025, was dismissed as our independent registered public accounting firm. See “—Change of Independent Registered Public Accounting Firm” below.
Our audit committee has selected CBIZC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Representatives of CBIZC are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives of Deloitte are not expected to be present at the Annual Meeting.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of CBIZC as our independent registered public accounting firm. However, the audit committee is submitting the selection of CBIZC to our stockholders for ratification as a matter of good corporate practice.
The ratification of the selection of CBIZC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that CBIZC is not ratified by our shareholders, the audit committee will review its future selection of CBIZC as our independent registered public accounting firm.
Change of Independent Registered Public Accounting Firm
On April 13, 2026, the audit committee dismissed Deloitte as our independent registered public accounting firm. Deloitte’s audit reports on our consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern. During our two most recent fiscal years, which ended December 31, 2025 and December 31, 2024, and the subsequent interim period through April 13, 2026, (i) there were no “disagreements” (within the meaning set forth in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with their reports; and (ii) there were no “reportable events” (within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses discussed below.
As disclosed in Part II., Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company identified material weaknesses in its internal control over financial reporting related to (i) a lack of formalized information technology general controls in the area of change management and logical security controls and (ii) a lack of formalized internal controls and segregation of duties surrounding the financial statement close process. As further disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company remediated the material weakness related to information technology general controls; however, a portion of the material weakness related to the financial statement close process remained unremediated as of December 31, 2025. Specifically, deficiencies persisted regarding the flow of information and supporting documentation across departments, the accuracy and completeness of information used in controls, and the precision and timeliness of reviews of account reconciliations.
The audit committee has discussed the subject matter of these reportable events with Deloitte. The Company has authorized Deloitte to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the reportable events.
In accordance with Item 304(a)(3) of Regulation S-K, we requested that Deloitte furnish us with a letter addressed to the SEC stating whether Deloitte agrees with the above statements and, if not, stating the respects in which it does not agree. Deloitte furnished the requested letter, and a copy is filed as Exhibit 16.1 to our current report on Form 8-K filed with the SEC on April 16, 2026.

On April 13, 2026, the audit committee approved the engagement of CBIZC as our independent registered public accounting firm for the fiscal year ending December 31, 2026. During our two most recent fiscal years and the subsequent interim period through April 13, 2026, neither we, nor anyone acting on our behalf, consulted CBIZC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that CBIZC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, CBIZC will periodically rotate the individuals who are responsible for our audit.
During the fiscal years ended December 31, 2024 and 2025, fees for services provided by Deloitte were as follows:

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Service Type
Audit fees(1)	$1,470,000	$1,465,000
Audit-related fees(2)	—	—
Tax fees(3)	8,000	14,910
Other fees(4)	—	—
Total fees	$1,478,000	$1,479,910
________
(1)“Audit fees” include professional services rendered in connection with the audit of our consolidated financial statements, the review of our interim condensed consolidated financial statements, and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” include professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of our interim condensed consolidated financial statements and are not reported under “Audit fees.”
(3)“Tax fees” include professional services rendered in connection with tax compliance, tax advice, and tax planning, and consist of preparation of original and amended Good and Services Tax refund claims and other indirect tax compliance services in India.
(4)“Other fees” include all other fees for products and services that are not included in the above categories.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided to us by the independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee of the Board of Directors of BuzzFeed, Inc. has reviewed and discussed the company’s audited financial statements with management and has discussed with the company’s independent registered public accounting firm the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K, as filed with the SEC on March 16, 2026, for the fiscal year ended December 31, 2025.
The Audit Committee has also discharged its other responsibilities, as described under “Board of Directors and Committees of the Board of Directors; Corporate Governance Standards and Director Independence—Audit Committee.”
Submitted by:
Audit Committee of the Board of Directors
Adam Rothstein
Janet Rollé
Gregory Coleman
* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The names of our executive officers and the two officers who are named executive officers for 2025, their ages as of the date of this proxy statement and their positions are shown below.

Name	Age	Position
Executive Officers:
Jonah Peretti	52	Founder, Chief Executive Officer, and Director
Matthew Omer	42	Chief Financial Officer
David Arroyo	57	Chief Legal & Compliance Officer and Corporate Secretary
________
Our board of directors chooses executive officers who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Mr. Peretti, refer to “Proposal No. 1—Continuing Directors.”
Matthew Omer has served as our Chief Financial Officer since October 23, 2023. Mr. Omer previously served as Executive Vice President Finance and Treasurer from October 2022 until October 2023, having served as our Senior Vice President of Finance from December 2021. Prior to that, Mr. Omer served as Legacy BuzzFeed’s Senior Vice President of Finance from May 2021 until the closing of the business combination and as Vice President of Finance from October 2019 until May 2021. Prior to joining BuzzFeed, Mr. Omer was Chief Financial Officer and Chief Operating Officer at 123 Home Care, a privately-held provider of non-medical home care services, from April 2017 until October 2019, after having held roles of increasing responsibility in the finance department of Viant Technology. Prior to that, Mr. Omer held several roles at KPMG, most recently in the economic valuation services division. Prior to working in public accounting, Mr. Omer was an analyst at Strategic Equity Group and was a consultant at Profit Recovery Partners. Mr. Omer graduated from the University of Arizona with a B.S. in Business Administration.
David Arroyo has served as our Chief Legal & Compliance Officer and Corporate Secretary since January 2023. Mr. Arroyo previously served as our Senior Vice President, Chief Compliance Officer, and Head of Litigation from January 2022 to December 2022, and served as Vice President and Associate General Counsel of Legacy BuzzFeed from July 2019 until the closing of the business combination in December 2021. Prior to joining BuzzFeed, Mr. Arroyo was Senior Vice President, Global Head of Compliance at Discovery, Inc. (n/k/a Warner Bros. Discovery, Inc.), a multinational media conglomerate, from 2018 to 2019. Before its acquisition by Discovery, Inc., he spent 14 years at Scripps Networks Interactive, Inc. as Senior Vice President, Business & Legal Affairs and Chief Ethics & Compliance Officer from 2016 to 2018; Senior Vice President, Legal Affairs and Internal Audit from 2014 to 2016; Senior Vice President, Legal Affairs from 2012 to 2014; Vice President, Legal Affairs from 2007 to 2012; and Director, Legal Affairs from 2004 to 2007. Previously, Mr. Arroyo worked at the law firms Gibson, Dunn & Crutcher LLP and Kirkland & Ellis LLP and served as a Law Clerk to U.S. District Court Judge James G. Carr. Mr. Arroyo graduated from the University of Michigan Law School in 1995 with a J.D. and Duke University in 1991 with an A.B. in Political Science and Public Policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 6, 2026, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A Common Stock or our Class B Common Stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws. The applicable percentage ownership of Class A Common Stock is based on the 36,296,018 shares of Class A Common Stock outstanding as of April 6, 2026 and the applicable percentage ownership of Class B Common Stock is based on the 1,342,709 shares of Class B Common Stock outstanding as of April 6, 2026, and percentage of combined voting power reflects the voting power of the named beneficial owner giving effect to all outstanding shares of Class A Common Stock and Class B Common Stock. In accordance with SEC rules, shares of our Class A Common Stock subject to options that are exercisable on or within 60 days of April 6, 2026, or RSUs representing the right to receive shares of our Class A Common Stock that vest and settle within 60 days of April 6, 2026, are deemed to be outstanding and to be beneficially owned by the person holding the options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. There were no shares of our Class B Common Stock subject to options that were exercisable on or within 60 days of April 6, 2026 or RSUs representing the right to receive shares of our Class B Common Stock that may vest and settle within 60 days of April 6, 2026. There were no shares of Class C common stock, nor any rights to acquire shares of Class C common stock, outstanding as of April 6, 2026. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o BuzzFeed, Inc., 50 West 23rd Street, 6th Floor, New York, New York 10010.

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares
5% or Greater Shareholders:
Jonah Peretti (1)	1,410,754	4%	1,309,354	98%	65%
Entities affiliated with Verizon (2)	1,892,222	5%	—	—	2%
Entities affiliated with RRE (3)	2,587,602	7%	—	—	3%
Vivek Ramaswamy (4)	3,129,797	9%	—	—	3%
Edge One Capital Management LLC (5)	2,015,431	6%	—	—	2%
Executive Officers and Directors:
Jonah Peretti (1)	1,410,754	4%	1,309,354	98%	65%
David Arroyo (6)	607,950	2%	—	—	1%
Matthew Omer (7)	728,558	2%	—	—	1%
Gregory Coleman (8)	519,204	1%	—	—	1%
Janet Rollé (9)	215,240	1%	—	—	—%
Adam Rothstein (10)	1,079,362	3%	—	—	1%
All current directors and executive officers as a group (6 persons) (11)	4,561,068	13%	1,309,354	98%	67%
________
(1)The securities reported in this row consist of: (i) an aggregate 1,099,061 shares of our Class A Common Stock held by John S. Johnson III and Johnson BF, LLC (“Johnson BF”) (which they received in consideration of its Legacy BuzzFeed stock in connection with our business combination) over which Mr. Peretti holds an irrevocable proxy granted by them pursuant to the Holder Voting Agreement (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Holder Voting Agreement”); (ii) 1,309,354 shares of our Class B Common Stock directly held by Jonah Peretti, LLC (which it received in consideration of its Legacy BuzzFeed stock in connection with our business combination); (iii) an aggregate of 35,694 RSUs which have vested or are scheduled to vest on February 24, 2026 and May 1, 2026; and (iv) 275,999 options which vested or are scheduled to vest on February 1, 2026 and May 1, 2026. Jonah Peretti is the managing member of Jonah Peretti, LLC and has voting and dispositive power over the shares held directly by Jonah Peretti, LLC. Class B Common Stock is convertible into shares of Class A Common Stock at any time at the election of the holder on a one-for-one basis.
(2)As reported in a statement on Schedule G/A filed with the SEC on September 30, 2024, by Verizon Communications Inc. (“Verizon”). According to the statement, Verizon Ventures LLC is the direct beneficial owner of 642,222 shares of our Class A Common Stock and MCI Communications Services LLC is the direct beneficial owner of 1,250,000 shares of our Class A Common Stock (which, according to our records, it received in connection with our acquisition of Complex Networks). Verizon Ventures LLC is a direct wholly owned subsidiary of Verizon Communications Inc., and by virtue of this relationship, Verizon may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 642,222 shares of our Class A Common Stock beneficially owned by Verizon Ventures LLC. MCI Communications Services LLC is a direct wholly owned subsidiary of MCI Communications Services LLC. MCI Communications Services LLC is a direct wholly owned subsidiary of MCI International LLC. MCI International LLC is a direct wholly owned subsidiary of Verizon Business Network Services LLC. Verizon Business Network Services LLC is a direct wholly owned subsidiary of Verizon Business Global LLC. Verizon Business Global LLC is a direct wholly owned subsidiary of Verizon. By virtue of the relationships among such companies, each of them may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 1,892,222 shares of Class A Common Stock beneficially owned by Verizon CMP Holdings LLC. The principal business address of Verizon is 1095 Avenue of the Americas, New York, NY 10036 and for each of other the aforementioned parties is One Verizon Way, Basking Ridge, NJ 07920.
(3)As reported in a statement on Schedule 13G filed with the SEC on February 28, 2022, by RRE Ventures IV, L.P. (“RRE IV”). The securities reported in the table consist of: (i) 2,384,458 shares of our Class A Common Stock directly held by RRE IV; and (ii) 203,144 shares of our Class A Common Stock directly held by RRE Leaders Fund, L.P. (“RRE Leaders”) (which, according to our records, they received in consideration of its Legacy BuzzFeed stock in connection with our business combination). RRE Ventures GP IV, LLC is the general partner of RRE IV and, as such, shares voting and dispositive power over shares directly held by RRE IV. RRE Leaders GP, LLC is the general partner of RRE Leaders and, as such, shares voting and dispositive power over shares directly held by RRE Leaders. James D. Robinson IV, Stuart J. Ellman, and William D. Porteous are the managing members and officers of RRE Ventures GP IV, LLC and RRE Leaders GP, LLC and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is 130 East 59th Street, 17th Floor, New York, NY 10022.
(4)As reported in a statement on Schedule 13D/A filed with the SEC on June 24, 2024 by Mr. Ramaswamy. The securities reported in this row consists of 3,129,797 shares of our Class A Common Stock directly held by Mr. Ramaswamy. The principal business address of Mr. Ramaswamy is c/o Steve Roberts, Holtzman Vogel PLLC, 2300 N Street NW, Suite 643, Washington, DC 20037.
(5)As reported on Schedule 13D filed with the SEC on April 1, 2025 by Edge One Capital Management LLC (“Edge One”) and Varun Gupta. The securities reported in the table consist of 2,015,431 shares of our Class A Common Stock of which Edge One is the beneficial owner. Varun Gupta is the chief investment officer and managing member of Edge One and may be deemed to have shared voting and investment discretion over securities directly or indirectly beneficially owned by Edge One. The principal business address of each of Edge One and Varun Gupta is 4242 Six Forks Road, Ste. 550, Raleigh, NC 27609.
(6)The securities reported in this row consists of: (i) 161,004 shares of our Class A Common Stock directly held by Mr. Arroyo; (ii) an aggregate of 139,475 RSUs which have vested or are scheduled to vest on February 19, 2026, February 25, 2026, May 1, 2026 and May 19, 2026; and (iii) 307,471 vested options.
(7)The securities reported in this row consist of: (i) 335,545 shares of our Class A Common Stock directly held by Mr. Omer; (ii) 575 shares of our Class A Common Stock owned by Mr. Omer’s spouse, as to which Mr. Omer disclaims beneficial ownership except to the extent of his pecuniary interest therein; (iii) an aggregate of 91,747 RSUs which have vested or are scheduled to vest on February 19, 2026, February 25, 2026, May 1, 2026, and May 19, 2026; and (iv) 300,691 vested options.
(8)The securities reported in this row consist of: (i) 410,608 shares of our Class A Common Stock directly beneficially owned by Mr. Coleman; (ii) 58,206 RSUs which are scheduled to vest on May 12, 2026 and June 1, 2026; (iii) 1,916 shares underlying warrants exercisable for our Class A Common Stock; (iv) 3,273 shares of our Class A Common Stock directly held by The Eloise Marie Coleman 2016 Trust; (v) 12,931 shares of our Class A Common Stock directly held by The Benjamin Coleman 2000 Trust; (vi) 12,931 shares of our Class A Common Stock directly held by The Stephen Coleman 2000 Trust; (vii) 3,273 shares of our Class A Common Stock directly held by The Audrey Amelia Coleman 2014 Trust; (viii) 12,931 shares of our Class A Common Stock directly held by The Melissa Coleman 2000 Trust; and (ix) 3,135 shares of our Class A Common Stock directly held by The Coleman 2014 Family Trust (together with each of the aforementioned trusts, the “Coleman Trusts”). Mr. Coleman’s brother serves as trustee of each of the Coleman Trusts and Mr. Coleman disclaims beneficial ownership of the shares held of record by each of the Coleman Trusts except to the extent of his pecuniary interest therein.
(9)The securities reported in this row consist of: (i) 157,034 shares of our Class A Common Stock directly held by Ms. Rollé; and (ii) 58,206 RSUs which are scheduled to vest on May 12, 2026 and June 1, 2026.
(10)The securities reported in this row consist of: (i) 889,932 shares of our Class A Common Stock directly held by Mr. Rothstein; (ii) an aggregate of 173,514 RSUs which are scheduled to vest on May 1, 2026, May 12, 2026 and June 1, 2026; and (iii) 15,916 shares underlying warrants exercisable for Class A Common Stock.
(11)This total includes the securities beneficially owned by all of our current directors and officers, including, without limitation, the securities described in footnotes (1) and (6) through (10). Other than as stated in footnotes (1) and (6) through (10) above, none of our directors or officers is capable of acquiring shares of our capital stock within 60 days of April 6, 2026 through the vesting of RSUs or options. Percentages may not foot due to rounding.

EXECUTIVE COMPENSATION
Our named executive officers for 2025 were:
•Jonah Peretti, our Founder and Chief Executive Officer;
•Matthew Omer, our Chief Financial Officer; and
•David Arroyo, our Chief Legal & Compliance Officer and Corporate Secretary.
Summary Compensation Table
The following table provides information concerning compensation earned by each of our named executive officers for all services rendered in all capacities during the last two or fewer years during which such individuals were named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Option Awards ($)(2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jonah Peretti	2025	115,000	—	—	146,613	—	1,466	(4)	263,079
Founder and Chief Executive Officer	2024	193,750	—	608,746	22,530	50,076	1,949	(5)	877,051
Matthew Omer	2025	402,800	—	—	410,822	—	3,669	(6)	817,291
Chief Financial Officer	2024	380,000	310,000	654,769	36,233	82,733	2,959	(7)	1,466,694
David Arroyo	2025	405,563	—	—	413,641	—	7,311	(8)	826,515
Chief Legal & Compliance Officer and Corporate Secretary	2024	386,250	193,125	665,503	36,829	84,094	6,422	(9)	1,372,223
________
(1)For 2024, (A) the amount reported for Mr. Omer represents: (i) $190,000 in two lump-sum transaction bonuses; and (ii) a $120,000 sign on bonus, as described below under “—Employment Arrangements—Matthew Omer’s Offer Letter” and (B) the amount reported for Mr. Arroyo represents $193,125 in two lump-sum transaction bonuses.
(2)Amounts represent the aggregate grant date fair value of the stock options awarded to the named executive officer during 2025 and 2024 in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 of the notes to our consolidated financial statements included in the 2025 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the option awards or any sale of the underlying shares of Class A Common Stock.
(3)Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2025 and 2024 in accordance with ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 9 of the notes to our consolidated financial statements included in the 2025 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the named executive officers upon the vesting and or settlement of the RSUs or any sale of the underlying shares of Class A Common Stock.
(4)For 2025, the amount reported for Mr. Peretti represents: (i) a $900 work-from-home stipend; and (ii) $566 in group term life insurance imputed income.
(5)For 2024, the amount reported for Mr. Peretti represents: (i) a $900 work-from-home stipend; and (ii) $1,049 in group term life insurance imputed income.
(6)For 2025, the amount reported for Mr. Omer represents: (i) our matching contribution of $2,019 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $750 in group term life insurance imputed income.
(7)For 2024, the amount reported for Mr. Omer represents: (i) our matching contribution of $1,309 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $750 in group term life insurance imputed income.
(8)For 2025, the amount reported for Mr. Arroyo represents: (i) our matching contribution of $3,186 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $3,225 in group term life insurance imputed income.
(9)For 2024, the amount reported for Mr. Arroyo represents: (i) our matching contribution of $2,297 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $3,225 in group term life insurance imputed income.

CEO Salary

On May 16, 2024, the compensation committee of the board of directors approved changes to the compensation of Mr. Peretti. The majority of Mr. Peretti's compensation is now in the form of stock options, which directly align his interests to those of the company’s shareholders and other stakeholders, since any financial gain is directly dependent upon appreciation in the value of the company's Class A Common Stock and, as such, squarely links his pay with company performance. Specifically:

•Mr. Peretti's annual base salary was immediately reduced from $325,000 to $115,000, which approximates the median employee compensation for BuzzFeed and its peers, and which had the impact on reducing the annual cash bonus for which Mr. Peretti's is eligible, the target amount of which remains 100% of his annual base salary; and
•Mr. Peretti was awarded options to purchase 414,000 shares of the company's Class A Common Stock, 40% of which, or 164,000 stock options, is intended to approximate the $210,000 reduction in Mr. Peretti's salary.
Equity Compensation
We will, from time to time, grant equity awards in the form of options and/or RSUs to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. See “—Outstanding Equity Awards at Fiscal Year-End Table” for the awards held by each of our named executive officers as of the end of 2025.

Rule 10b5-1 Plans
Certain of our directors and executive officers have adopted, and other directors and other executive officers may in the future adopt, written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.
Annual Bonus Compensation
For 2025, each of our named executive officers was eligible for a cash bonus under our corporate bonus plan based on the achievement of corporate performance targets and his or her individual performance.
Specifically: (1) Mr. Peretti was eligible for a cash bonus with a target equal to 100% of his base salary as in effect on May 16, 2024; (2) Mr. Omer was eligible for a cash bonus with a target equal to 50% of his 2025 base salary; and (3) Mr. Arroyo was eligible for a cash bonus with a target equal to 50% of his 2025 base salary, in each case subject to their continued employment through the date, if any, on which we paid bonuses for the year under the plan. For each:
•35% of his bonus opportunity was based upon achievement of a 2025 revenue target, where, for this portion of the bonus to be earned, we would have to achieve a threshold level of revenue for 2025, set at 90% of the revenue target set forth in the budget approved by the board of directors for 2025, and, with respect the achievement of the 2025 revenue target up to 225% of such bonus target could be earned, if actual performance was 200% or more of the revenue target;
•35% was based upon achievement of a 2025 EBITDA target set forth in the budget approved by the board of directors for 2025, where, for this portion of the bonus to be earned, we would have to achieve a threshold level of EBITDA for 2025, set at 50% of the EBITDA target, and with respect to the achievement of the 2025 EBITDA target up to 200% of such bonus target could be earned, if actual performance was 200% or more of the EBITDA target; and
•the remaining 30% was based upon the compensation committee’s discretionary assessment of his individual performance, based on multiple factors of the committee’s choosing.

In 2026, the compensation committee determined that, because of our financial performance for 2025, no bonuses would be paid to any executive officers or employees of the company under the corporate bonus plans for 2025 that would have been paid in 2026. In 2025, the compensation committee determined that, because of our financial performance for 2024, no bonuses would be paid to any executive officers or employees of the company under the corporate bonus plans for 2024 that would have been paid in 2025.
Discretionary Bonus

The compensation committee reserves the right to exercise judgment when determining potential payouts to ensure the related predetermined performance objectives were in fact sufficiently robust. While the compensation committee approves predetermined performance objectives at the beginning of the year, the compensation committee also evaluates performance at the end of the year to determine whether the predetermined objectives were reasonable. The compensation committee’s goal is to ensure that any payout is ultimately a function of performance. Objectives established at the beginning of a year may reflect expectations that do not occur (i.e., the objectives were not as difficult to achieve as originally forecasted). Therefore, at the conclusion of the year, the compensation committee evaluates performance against the actual environment in which we operated, not just the one they forecasted, and adjusts payouts accordingly. In February 2025, the compensation committee approved the following discretionary cash bonuses and a one-time equity award grants to the named executive officers listed below to acknowledge their significant contributions to the company in 2024. The compensation committee did not grant any discretionary bonus in 2026 for 2025.

Name	Position	Bonus Compensation(1)	Equity Incentive Compensation(2)
Jonah Peretti	Chief Executive Officer	$50,076	10,241
David Arroyo	Chief Legal Officer	$84,094	17,372
Matthew Omer	Chief Financial Officer	$82,733	17,091
________
(1)Amounts reflect cash bonuses that were paid by the Company to Messrs. Arroyo, Omer, and Peretti in one-fourth installments in the final pay periods of the months of March 2025, April 2025, May 2025, and June 2025, respectively.
(2)     The restricted stock units (RSUs) will vest one hundred percent (100%) on the first anniversary of the date of grant in accordance with the 2021 Plan.

401(k) Plan
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Full-time employees who are on the company’s U.S. payroll and who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of employment, contingent upon completion of certain onboarding tasks. Temporary employees, interns, and fixed term employees who are on our U.S. payroll are also eligible to participate after 1,000 hours of employment. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for a discretionary employer matching contribution and a discretionary employer profit sharing contribution.

Outstanding Equity Awards at Fiscal Year-End Table
The table below sets forth the outstanding equity awards for our named executive officers as of December 31, 2025. All of the outstanding equity awards were granted under the 2021 Plan.

Name	Award Grant Date	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Jonah Peretti	5/16/2024	206,999	(2)	207,001	(2)	2.18	5/15/2034	—		—
	2/24/2025	—		—		—	—	10,241	(3)	9,524
	5/19/2025	—		—		—	—	76,361	(4)	71,016
Matthew Omer	12/3/2021	3,825	(5)(6)	—		33.36	12/2/2029	—		—
	5/19/2023	—		—		—	—	3,334	(7)	3,101
	5/16/2024	222,651	(2)	222,649	(2)	2.18	5/15/2034	—		—
	2/25/2025	—		—		—	—	17,091	(8)	15,895
	5/19/2025	—		—		—	—	213,970	(9)	198,992
David Arroyo	12/3/2021	5,738	(5)(10)	—		33.36	12/2/2029	—		—
	5/19/2023	—		—		—	—	50,292	(11)	46,772
	5/16/2024	226,301	(2)	226,299	(2)	2.18	5/15/2034	—		—
	2/25/2025	—		—		—	—	17,372	(12)	16,156
	5/19/2025	—		—		—	—	215,438	(13)	200,357
________
(1)The dollar value of these awards is calculated by multiplying the number of units by $0.93, the closing price per share of our Class A Common Stock on December 31, 2025, the last trading day of 2025.
(2)These are non-qualified options. One-third of these options vested on May 1, 2025, and the remaining two-thirds of these options vest in eight equal installments on each quarterly anniversary thereafter, subject to continued employment through the relevant vesting date.
(3)These RSUs vested on February 24, 2026.
(4)One-third of these RSUs vest on May 1, 2026 and the remaining two-thirds of these RSUs vest in eight equal installments on each quarterly anniversary thereafter, in each case subject to Mr. Peretti's continued employment through the relevant vesting date.
(5)These options were originally rights to purchase shares of Legacy BuzzFeed and were converted into options to purchase shares of our Class A Common Stock in connection with the business combination.
(6)Of these options, 825 are non-qualified and the remaining 3,000 are incentive stock options
(7)One-half of these RSUs vested on February 19, 2026 and the remaining one-half of these RSUs vest on May 19, 2026, subject to Mr. Omer’s continued employment through that date. Additionally, there were 1,667 RSUs from this grant which vested on November 19, 2025 and are not included in the table above, although they did not settle until March 9, 2026.
(8)These RSUs vested on February 25, 2026.
(9)One-third of these RSUs vest on May 1, 2026 and the remaining two-thirds of these RSUs vest in eight equal installments on each quarterly anniversary thereafter, in each case subject to Mr. Omer's continued employment through the relevant vesting date.
(10)Of these options, 2,738 are non-qualified and the remaining 3,000 are incentive stock options.
(11)One-half of these RSUs vested on February 19, 2026 and the remaining one-half of these RSUs vest on May 19, 2026, subject to Mr. Arroyo’s continued employment through that date. Additionally, there were 25,144 RSUs from this grant which vested on November 19, 2025 and are not included in the table above, although they did not settle until March 9, 2026.
(12)These RSUs vested on February 25, 2026.
(13)One-third of these RSUs vest on May 1, 2026 and the remaining two-thirds of these RSUs vest in eight equal installments on each quarterly anniversary thereafter, in each case subject to Mr. Arroyo's continued employment through the relevant vesting date.
These equity awards are subject to vesting acceleration, as described under “— Potential Payments upon Termination or Change of Control” below.
Employment Arrangements
Currently, we have an offer letter agreement with Mr. Arroyo and Mr. Omer, a copy of each of which is filed as an exhibit to our 2025 Form 10-K. Mr. Peretti, our Founder, Chairman and Chief Executive Officer, is not party to an offer letter, or employment agreement with the company, and, as is the case with Mr. Omer and Mr. Arroyo, is employed on an at-will basis, with no fixed term of employment.
Each of our named executive officers will receive benefits upon certain qualifying terminations of employment as described below under “—Potential Payments upon Termination or Change in Control.”
Matthew Omer’s Offer Letter
Mr. Omer, our Chief Financial Officer, is party to an offer letter with us dated September 24, 2019 and amended on October 23, 2023. As noted above, Mr. Omer is an at-will employee. Pursuant to his offer letter:
•Mr. Omer’s annual base salary as of November 6, 2023 (i.e., the date on which he was promoted to Chief Financial Officer) was $380,000. His salary was, and will be, subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Mr. Omer is eligible to receive an annual cash bonus with a target equal to 50% of his base salary as of January 1, 2023. The actual amount of any bonus paid to Mr. Omer will be determined by our compensation committee based on, among other things, the achievement of corporate performance targets and his individual performance.
•Mr. Omer received a sign on bonus of $160,000 paid in quarterly installments.
•On November 6, 2023, Mr. Omer received a grant of 468,750 RSUs with a target grant date value of $618,750, the total award of which vests in eight equal quarterly installments over the following two years, in each case, subject to his continued employment.
•On December 2, 2019, Mr. Omer received a grant of options to purchase 50,000 shares of Legacy BuzzFeed’s common stock at price of $2.55 per share, one-quarter which vested one the first anniversary of the date of grant and the remaining three-quarters of which vested monthly in 36 equal installments over the following three years, subject to his continued employment. In connection with the business combination, these were converted into options to purchase 3,825 shares (post-reverse stock split) of our Class A Common Stock, at a price of $33.36 per share.
•Mr. Omer is entitled to participate in all benefit plans generally available to our employees.
•While employed by us, Mr. Omer is prohibited from engaging in any other employment, consulting, or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.
Mr. Omer has received additional grants of equity not contemplated by his offer letter. See “—Outstanding Equity Awards at Fiscal Year-End Table” above for information about the awards made to Mr. Omer which were outstanding on December 31, 2025. See “—Summary Compensation Table” above for information about payments to Mr. Omer for 2025.

David Arroyo’s Offer Letter
Mr. Arroyo, our Chief Legal & Compliance Officer and Corporate Secretary, is party to an offer letter with us dated July 8, 2019 and amended on November 9, 2022. As noted above, Mr. Arroyo is an at-will employee. Pursuant to his offer letter:
•Mr. Arroyo’s annual base salary as January 1, 2023 (i.e., the date on which he was promoted to Chief Legal & Compliance Officer and Corporate Secretary) was $375,000. His salary was, and will be, subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Mr. Arroyo is eligible to receive an annual cash bonus with a target equal to 50% of his base salary as of January 1, 2023. The actual amount of any bonus paid to Mr. Arroyo will be determined by our compensation committee based on, among other things, the achievement of corporate performance targets and his individual performance.
•On December 3, 2019, Mr. Arroyo received a grant of options to purchase 75,000 shares of Legacy BuzzFeed’s common stock at price of $2.55 per share, one-quarter which vested one the first anniversary of the date of grant and the remaining three-quarters of which vested monthly in 36 equal installments over the following three years, subject to his continued employment. In connection with the business combination, these were converted into options to purchase 5,738 shares (post-reverse stock split) of our Class A Common Stock, at a price of $33.36 per share.
•Mr. Arroyo is entitled to participate in all benefit plans generally available to our employees.
•While employed by the company, Mr. Arroyo is prohibited from engaging in any other employment, consulting, or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.

Mr. Arroyo has received additional grants of equity not contemplated by his offer letter. See “—Outstanding Equity Awards at Fiscal Year-End Table” above for information about the awards made to Mr. Arroyo which were outstanding on December 31, 2025. See “—Summary Compensation Table” above for information about payments to Mr. Arroyo for 2025.
Potential Payments upon Termination or Change in Control
Change in Control and Severance Plan
On February 4, 2022, the compensation committee of our board of directors approved and adopted a Change in Control and Severance Plan, effective as of February 4, 2022, covering our executive officers for purposes of Section 16 of the Exchange Act of 1934, as amended (including our named executive officers) and other employees designated by the board of directors or the compensation committee (“the Change in Control and Severance Plan”), a copy of which is filed as an exhibit to 2025 Form 10-K.
The Change in Control and Severance Plan provides for benefits upon a “qualifying termination” — a termination by the company of the participant’s employment without “cause” or a resignation by the participant for “good reason” (in each case, as defined in the Change in Control and Severance Plan). The benefits to which a participant may be entitled under the Change in Control and Severance Plan vary depending on whether the participant has been designated by our compensation committee as a “Tier 1,” “Tier 2,” “Tier 3,” or “Tier 4” participant and whether or not a qualifying termination occurs within the 12-month period following a “change in control” (as defined in the Change in Control and Severance Plan):
•Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a qualifying termination other than during the 12-month period following a change in control will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 12 months, nine months, nine months, and six months, respectively, of his or her then-current base salary plus (b) the greater of (x) his or her then-current target bonus, pro-rated to reflect any partial year of service and (y) 100%, 75%, 75%, and 50%, respectively, of his or her current target bonus; and (2) reimbursement of COBRA premiums for a period of up to 12 months, nine months, nine months, and six months, respectively.
•Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a qualifying termination during the 12-month period following a change in control will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 24 months, 12 months, 12 months, and nine months, respectively, of his or her then-current base salary plus (b) his or her then-current target bonus, pro-rated to reflect any partial year of service plus (c) 200%, 100%, 100%, and 75%, respectively, of his or her current target bonus; (2) reimbursement of COBRA premiums for a period of up to 24 months, 12 months, 12 months, and nine months, respectively; and (3) 100% acceleration of unvested equity awards (including any that vest upon the satisfaction of performance criteria, with such performance criteria deemed to have been achieved at target levels).
Mr. Peretti is a Tier 1 participant and Messrs. Arroyo and Omer are each a Tier 2 participant.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our Class A Common Stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders
2021 Plan(2)	9,168,861	(3)	2.85	6,138,643	(5)
2021 ESPP	—	(4)	—	2,060,733	(6)
All shareholder-approved plans	9,168,861		2.85	8,199,376
Equity compensation plans not approved by security holders	—		—	—
Total	9,168,861		2.85	8,199,376
________
(1)The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)The 2021 Plan permits the granting of incentive stock options to our and any of our subsidiaries’ or affiliate’s employees and non-qualified options, restricted shares, stock bonus awards, stock appreciation rights, restricted share units, performance shares, and performance units to our and any of our subsidiaries’ or affiliates’ directors, officers, other employees, and consultants.
(3)Includes (a) 3,168,112 shares subject to outstanding RSU awards and (b) 6,000,749 shares subject to outstanding options, all of which were underwater as of December 31, 2025 (that is, their exercise price was greater than the closing price per share of our Class A Common Stock on December 31, 2025, the last trading day of 2025).
(4)The 2021 ESPP provides our employees and employees of our subsidiaries and affiliates with an opportunity to purchase our Class A Common Stock. As of the date of this proxy statement, the 2021 ESPP has not yet been implemented by the company, and shares covered by this plan are only included in the final column of this table.
(5)As of December 31, 2025, there were 6,138,643 shares of Class A Common Stock available for issuance under the 2021 Plan. Pursuant to the “evergreen” provision in the 2021 Plan, the number of shares reserved for issuance under our 2021 Plan increased automatically by 1,868,677 shares on January 1, 2026 and will increase automatically on the first day of January of each of 2027 through 2035 by the number of shares equal to (a) 5% of the total issued and outstanding shares of our Class A Common Stock, Class B Common Stock, and Class C common stock as of the immediately preceding December 31 or (b) a lesser number as may be determined by our board of directors or its compensation committee.
(6)As of December 31, 2025, there were 2,060,733 shares of Class A Common Stock available for issuance under the 2021 ESPP. Pursuant to the “evergreen” provision in the 2021 ESPP, the number of shares reserved for issuance under our 2021 ESPP increased automatically by 373,735 shares on January 1, 2026 and will increase automatically on the first day of January of each of 2027 through 2031 by the number of shares equal to (a) 1% of the total issued and outstanding shares of our Class A Common Stock, Class B Common Stock, and Class C common stock as of the immediately preceding December 31 or (b) a lesser number as may be determined by our board of directors or its compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since January 1, 2025, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds the lesser of $120,000 and one percent of the average of our total assets at fiscal year-end for 2024 and 2025 (i.e., $2.0 million), and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest. See “Security Ownership of Certain Beneficial Owners and Management” above for more current information about the beneficial ownership of our common stock by the holders of more than 5% of our Class A Common Stock and Class B Common Stock.
Voting Agreement
On June 24, 2021, in connection with the merger agreement pursuant to which the business combination was consummated, Legacy BuzzFeed, 200 Park Avenue Partners, LLC (the “Sponsor”), Mr. Jonah Peretti, and each of his permitted transferees holding any shares of Legacy BuzzFeed capital stock issued and outstanding immediately prior to the closing of the business combination on December 3, 2021 or that held any shares of our common stock immediately following the closing of the business combination (the “Voting Agreement Parties”), entered into a Voting Agreement (the “Voting Agreement”), a copy of which is filed as an exhibit to our 2025 Form 10-K. This Voting Agreement expired on June 24, 2024.
Holder Voting Agreement
On July 21, 2021, Legacy BuzzFeed, John Johnson III, Johnson BF, and Mr. Peretti entered into the Holder Voting Agreement (the “Holder Voting Agreement”), a copy of which is filed as an exhibit to our 2025 Form 10-K, pursuant to which Mr. Johnson and Johnson BF agreed to grant to Mr. Peretti an irrevocable proxy to vote or consent as to all of Mr. Johnson’s and Johnson shares of our common stock (including any shares Mr. Johnson or Johnson BF acquire following the date of the agreement), in Mr. Peretti’s sole discretion, on all matters submitted to a vote of our shareholders or through the solicitation of a written consent of shareholders. Such proxy will terminate upon the following: (a) liquidation, dissolution or winding up of our business operations or a Liquidation Event (as defined in Legacy BuzzFeed’s Seventh Amended and Restated Certificate of Incorporation); (b) our execution of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of our property and assets; (c) in the sole discretion of Mr. Peretti, with his express written consent (which he will be under no obligation to provide); or (d) Mr. Peretti’s death.
Amended and Restated Registration Rights Agreement
On December 3, 2021, in connection with the closing of the business combination, the Sponsor and certain shareholders, including NBCUniversal Media, LLC (“NBCU”), NEA 13, RRE, and Jonah Peretti, LLC, each of which was at that time a beneficial holder of 5% or more of our Class A Common Stock or Class B Common Stock, as the case may be, entered into an amended and restated registration rights agreement, a copy of which is filed as an exhibit to our 2025 Form 10-K, pursuant to which, among other things, the investors party thereto were granted certain customary registration rights with respect to shares of Class A Common Stock.
Indemnification Agreements
On December 3, 2021, in connection with the closing of the business combination, we entered into indemnification agreements, a form of which is filed as an exhibit to our 2025 Form 10-K, with each of our directors and executive officers and, since that time, have entered into indemnification agreements with individuals subsequently becoming executive officers. These agreements, among other things, require us to indemnify these directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by any of these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which such individual provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.
Our certificate of incorporation and our bylaws contains provisions limiting the liability of directors and officers to the fullest extent permitted under Delaware law. Our certificate of incorporation and our bylaws also provide the board of directors with discretion to indemnify employees when the board deems appropriates. In addition, our bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, we will advance all expenses incurred by our directors and officers in connection with a legal proceeding involving his or her status as such. We also maintain directors’ and officers’ liability insurance.
Other Transactions
We previously employed Melissa Bryant-Coleman, the daughter of Gregory Coleman, a member of our board of directors, in a non-executive role. We paid Ms. Bryant-Coleman aggregate compensation of approximately $209,444 in 2024 comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, group term-life insurance imputed income, and severance compensation. Ms. Bryant-Coleman was paid aggregate compensation of approximately $184,318 in 2023 comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, and group term-life insurance imputed income.
Policies and Procedures for Related-Person Transactions
Our board of directors has adopted a written related-party transactions policy that conforms with the requirements for issuers with securities listed on Nasdaq and is intended to comply with the requirements of Item 404(b) of Regulation S-K. Under the policy, our audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our nominating, corporate governance, and corporate responsibility committee will serve as the approval authority for such transaction. Any transaction that we intend to undertake with a related party, irrespective of the amounts involved, that has not been pre-approved pursuant to the policy (e.g., director compensation) or otherwise by the approval authority, must be submitted to the chief legal officer. The chief legal officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. In addition, if the chief legal officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review. In deciding whether to approve a proposed transaction, or to ratify, amend or terminate an existing transaction, the approval authority may take into account any relevant information and considerations, including, if the related party is a director, the impact on his or her independence. In addition, the approval authority may impose such conditions as it deems appropriate on us or on the related party in connection with approving the proposed transaction.

ADDITIONAL INFORMATION
Shareholder Proposals and Nominations to be Included or Considered at Next Annual Meeting
Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at our 2027 annual meeting of shareholders must be received by us not later than December 15, 2026 in order to be considered for inclusion in our proxy materials for that meeting (unless the date of our 2027 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our 2027 annual meeting).
Our bylaws provide that, for shareholder nominations to our board of directors or other proposals to be considered at an annual meeting, the shareholder must give timely notice thereof in writing to the Corporate Secretary at BuzzFeed, Inc., 50 West 23rd Street, 6th Floor, New York, New York 10010, Attn: Corporate Secretary. A shareholder’s notice to the Corporate Secretary must set forth, as to each director nomination or other matter the shareholder proposes to bring before the annual meeting, the information required by our bylaws.
To be timely for our 2027 annual meeting of shareholders, a shareholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on February 3, 2027 and not later than 5:00 p.m. Eastern Time on March 5, 2027 (unless the date of our 2027 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 5:00 p.m. Eastern Time on the 120th day prior to the meeting and no later than 5:00 p.m. Eastern Time on the later of (i) the 90th day before the meeting and (ii) the 10th day following the day on which our proxy materials for the meeting are first filed with the SEC or public announcement of the date of the annual meeting is first made).
In addition to satisfying the foregoing requirements, shareholders who intend to solicit proxies in support of director nominees other than our director nominees for our 2027 annual meeting of shareholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 5:00 p.m. Eastern Time on April 6, 2027 (unless the date of our 2027 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2027 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting is made).
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2025, with the exception of: a Form 4 that we filed on behalf of Ms. Acharia on September 11, 2025 and a Form 4 we filed on behalf of Ms. Rollé on September 17, 2025.
Available Information
We will mail, without charge, upon written request, a copy of our 2025 Form 10-K, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
BuzzFeed, Inc.
50 West 23rd Street, 6th Floor
New York, New York 10010
Attn: Corporate Secretary
The annual report is also available at https://investors.buzzfeed.com under “SEC Filings” in the “Financial Information” section of our website.

Electronic Delivery of Shareholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your shareholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your shareholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Beneficial Owner (i.e., your shares are held by a brokerage firm, a bank, a trustee, or other nominee): Please follow the instructions provided to you by your broker, bank, trustee, or other nominee.

•Registered Owner (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): You will be able to provide your e-mail address and consent to receive the electronic delivery after voting your shares on https://www.cstproxy.com/buzzfeed/2026. Alternatively, you may contact Continental Stock Transfer & Trust Company, by phone at (917) 262-2373 or by e-mail at proxy@continentalstock.com.
Your electronic delivery enrollment will be effective until you cancel it.
“Householding”—Shareholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
In accordance with those rules, we may deliver a single notice or copy of proxy materials to multiple shareholders sharing an address but, upon request, will promptly deliver a separate notice or a separate copy of proxy materials to one or more shareholders at a shared address to which a single notice or a single copy of proxy materials was delivered. If you are a beneficial owner, please contact your broker, bank, trustee or nominee. If you are a record holder, you may call us at (646) 397-2039, contact us via e-mail at IR@buzzfeed.com, or submit a request in writing to our Corporate Secretary at 50 West 23rd Street, 6th Floor, New York, New York 10010.
Conversely, any shareholders holding their share beneficially who share the same address and receive multiple copies of our annual report and proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding. Shareholders of record can contact our Corporate Secretary at the telephone number or address listed above.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of shareholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BUZZFEED, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 1, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
https://www.cstproxy.com/buzzfeed/2026

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

Please mark your votes like this X

1. Election of Class II Directors	FOR	WITHHOLD	FOR ALL EXCEPT
(1) Janet Rollé	☐	☐	☐
(2) Adam Rothstein	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. Ratification of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature________________________ **Signature, if held jointly**________________________ **Date**__________, **2026**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026

The 2026 Proxy Statement and the 2025 Annual Report to Shareholders are available at: https://www.cstproxy.com/buzzfeed/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

BUZZFEED, INC.

The undersigned appoints David Arroyo and Matthew Omer, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BuzzFeed, Inc. held of record by the undersigned at the close of business on April 6, 2026 at the Annual Meeting of Shareholders of BuzzFeed, Inc. to be held on Tuesday, June 2, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH NOMINEE TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

2026

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

BUZZFEED, INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

Shareholders are cordially invited to attend the 2026 Virtual Annual Meeting and vote live during the meeting.

Dear Shareholder,

The 2026 Annual Meeting of Shareholders of BuzzFeed, Inc. will be held virtually, at **https://www.cstproxy.com/buzzfeed/2026**, on Tuesday June 2, 2026, at 2:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person.

Proposals to be considered at the Annual Meeting:

(3) To address such other matters as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/buzzfeed/2026

Vote Your Proxy on the Internet:
Go to https://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/buzzfeed/2026

2026

The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/buzzfeed/2026**:

- the Company's Annual Report for the year ended December 31, 2025
- the Company's 2026 Proxy Statement
- the Proxy Card
- any amendments to the foregoing materials that are required to be furnished to Shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before Friday, May 15, 2026, to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/buzzfeed/2026 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.